UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 14, 2004


                                    ATNG INC.
             (Exact name of registrant as specified in its charter)



                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


                 000-28519                               76-0510754
         (Commission File Number)              (IRS Employer Identification No.)

1549 N. LEROY ST., SUITE D-200, FENTON, MICHIGAN            48430
       (principal executive offices)                      (Zip Code)

                                 (810) 714-2978
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM 8.01  OTHER EVENTS.

     Effective April 14, 2004, 2004, ATNG Inc. (the "Registrant") terminated its strategic partnership with 1st US Holdings, International Inc., a Nevada corporation ("1st US"). The Registrant had previously entered into a strategic alliance agreement with 1st US and was planning to acquire 1st US upon completion of the third quarter of 2004 audit of 1st US.

     Based upon the audit, the Registrant's management concluded that it was not in the best interests of the Registrant or its stockholders to acquire 1st US. Consequently, the Registrant cancelled its plans to acquire 1st US and terminated its strategic partnership with 1st US.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2004

                                          ATNG INC.


                                          By /s/ Robert  C. Simpson
                                            ------------------------------------
                                            Robert C. Simpson, President


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